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                                  EXHIBIT 23(a)
                                  -------------

                         CONSENT OF INDEPENDENT AUDITORS





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KPMG PEAT MARWICK LLP

Two Nationwide Plaza          Telephone 614 249 2300    Telefax 614 249 2348
Columbus, OH 43215




              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



The Board of Directors
R. G. Barry Corporation:


We consent to the use of our report incorporated herein by reference.





                                                        KPMG Peat Marwick

Columbus, Ohio
June 5, 1997